Third Quarter 2021 November

ProAssurance Overview

ProAssurance Investor Briefing | November 2021 3 Mission, Vision, & Values The ProAssurance Mission We exist to Protect Others. Our Shared Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity. Corporate Values Integrity | Leadership | Relationships | Enthusiasm

ProAssurance Investor Briefing | November 2021 4 At a Glance All employee and financial data as of 9/30/21. Office locations and employee counts include NORCAL. Business Unit Principal Offices Employees Lines of Business HCPL 6 534 Healthcare Professional Liability Medmarc 1 26 Medical Technology Liability Innovative Specialty Team 1 101 Professional Liability for Podiatrists, Chiropractors, & Dentists, and LawyerCare Eastern 8 235 Workers’ Compensation & Captive Facilities (all lines) PRA Corporate 1 114 Corporate functions (Accounting, Legal, etc.) • Healthcare-centric specialty insurance writer ◦ Specialty Property & Casualty ▪ Healthcare Professional Liability (HCPL) ▪ Life Sciences and Medical Technology Liability ▪ Innovative Specialty Team ◦ Workers' Compensation Insurance ◦ Segregated Portfolio Cell (SPC) Reinsurance ◦ Lloyd's of London Syndicates (1729 & 6131) • Total Assets: $6.3 billion • Shareholders' Equity: $1.4 billion • Claims-Paying Ratings ◦ A.M. Best: “A” (Excellent) ◦ Fitch: “A-” (Strong) • 20 locations, with operations in three countries ◦ 1,010 employees • Writing in 50 states & DC Corporate Headquarters Claims Offices Claims/Underwriting Offices Underwriting Offices Cayman Islands Lloyds

ProAssurance Investor Briefing | November 2021 5 ProAssurance Executive Leadership Ned Rand - President & Chief Executive Officer Mr. Rand, who assumed this position at ProAssurance on July 1, 2019, was formerly Chief Operating Officer, and has served as Chief Financial Officer, Executive Vice President, and Senior Vice President of Finance since joining ProAssurance in November of 2004. Prior to joining ProAssurance, Mr. Rand was Chief Accounting Officer and Head of Corporate Finance for PartnerRe Ltd. from 2000 - 2004. He also served as the Chief Financial Officer of Atlantic American Corporation from 1996 - 2000 and Controller of United Capitol Insurance Company from 1992 - 1996. Prior to that time, Mr. Rand was employed by Coopers & Lybrand (now PriceWaterhouseCoopers) for four years. Mr. Rand is a certified public accountant and is a graduate of Davidson College where he majored in Economics. Mike Boguski President Specialty P&C Noreen Dishart Executive Vice President & Chief Human Resources Officer Dana Hendricks Executive Vice President & Chief Financial Officer Jeff Lisenby Executive Vice President & General Counsel Kevin Shook President Workers’ Compensation & Segregated Portfolio Cell Reinsurance Executive Team bios available on our website at Investor.ProAssurance.com/OD

ProAssurance Investor Briefing | November 2021 6 ProAssurance Board of Directors Director bios available on our website at Investor.ProAssurance.com/OD Maye Head Frei C M. James Gorrie N/C Ziad R. Haydar, MD C Edward L. Rand, Jr E Frank A. Spinosa, DPM N/C Katisha T. Vance, MD N/C A ‐ Audit Committee     C ‐ Compensation Committee     E ‐ Executive Committee     N/C ‐ Nominating/Corporate Governance Committee     Underlined ‐ Chair Scott C. Syphax C Samuel A. Di Piazza, Jr A Fabiola Cobarrubias, MD A Bruce D. Angiolillo A, C Kedrick D. Adkins, Jr A Thomas A.S. Wilson, Jr, MD Lead Director E, N/C W. Stancil Starnes Executive Chairman E

ProAssurance Investor Briefing | November 2021 7 ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers’ Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

ProAssurance Investor Briefing | November 2021 8 ProAssurance Specialty Property & Casualty Specialty P&C is comprised of three major divisions. Healthcare Professional Liability (HCPL) offers coverage to healthcare providers and facilities.  Excess and surplus coverage and alternative risk solutions (including reinsurance and loss portfolio transfers) are also included in HCPL. The  Innovative Specialty Team (IST) provides coverage for a variety of professional specialties—podiatrists, chiropractors, dentists, and lawyers. Medmarc  provides coverage for medical technology and life sciences companies that manufacture or distribute products. This segment includes business acquired through the NORCAL transaction completed May 5, 2021. Eastern Alliance Workers’ Compensation Eastern Alliance Insurance Group is a specialty underwriter of workers’ compensation products and services for businesses and organizations located  in the East, South, and Midwest regions of the United States. Eastern individually underwrites 13,000+ policies across 500+ types of business with  premium sized up to $2 million+. Products include guaranteed cost policies, policyholder dividend policies, retrospectively‐rated policies, deductible  policies, and alternative insurance solutions. Inova Re/Eastern Re SPC Reinsurance Inova Re/Eastern Re is an alternative insurance solution offering a stable, secure insurance environment with its Segregated Portfolio Company  structure. Based in the Cayman Islands, Inova offers captive programs for both workers’ compensation and healthcare professional liability insurance  in a variety of industries including, healthcare, forestry, staffing, construction/contracting, petroleum, marine and recreation, and social services.  Lloyd’s Syndicates 1729 and 6131 This segment includes the results from our participation in Lloyd's of London Syndicate 1729 and Syndicate 6131. Syndicate 6131 is an SPA that  underwrites on a quota share basis with Syndicate 1729. Syndicate 1729 underwrites risks over a wide range of property and casualty insurance and  reinsurance lines while Syndicate 6131 focuses on contingency and specialty property business. ProAssurance Corporate This segment reports our investment operations, including the investment operations of NORCAL since the date of acquisition, and excludes those  reported in our Segregated Portfolio Cell Reinsurance and Lloyd's Syndicates segments, interest expense, and U.S. income taxes. This segment also  includes non‐premium revenues generated outside of our insurance entities and corporate expenses. Company‐wide administrative departments  reside in ProAssurance Corporate. ProAssurance Reports Financial Results in Five Segments

ProAssurance Investor Briefing | November 2021 9 ProAssurance Specialty Property & Casualty Specialty Healthcare MedmarcInnovative Specialty Team Standard Physicians Healthcare Professional Liability Insurance $167.9M $71.6M $29.9M$84.7M$110.8M $14.3M Each block represents $5 million of premium ProAssurance NORCAL Group Total $239.5M Total $125.1M Gross Premiums Written YTD as of 9/30/2021 $515.4M Specialty Property & Casualty • Deep expertise and broad product spectrum in healthcare and related sciences • Consolidation in HCPL → demand for comprehensive insurance solutions • Innovative Specialty Team (Small Business Unit) → strategy to deliver product and related services efficiently to the small business  healthcare community and related businesses • NORCAL figures reflect results between the date of acquisition (May 5, 2021) and September 30, 2021  Tail Coverages & Other $27.3M $9.0M

ProAssurance Investor Briefing | November 2021 10 Disciplined individual account underwriting with focus on rate adequacy in rural territories • Guaranteed Cost Policies • Loss-Sensitive Dividend Plans • Deductible Plans • Retrospective Rating Plans • ParallelPay–“Pay as you Go” • Specialty Risk (high hazard) • Claims Administration and Risk Management Workers’ Compensation Insurance • Wide diversification – over 600 class codes and 32 market segments, primarily in rural territories • Opportunity for organic growth outside of Pennsylvania (40% of premium) and Indiana (11% of premium) • Proactive claim-closing strategies key to being recognized as a short-tail writer of workers’ compensation o No claims open from 2004 and earlier, net of reinsurance, and 25 net claims open from 2014 and prior o Pharmacy spend as a percent of medical payments of 3.6% compared to the industry average of 14% • Value-added risk management services and claims/underwriting expertise cement brand loyalty Elderly Residential Facilities Banks Restaurants Outside Sales Auto Dealers Hospitals Retirement & Life Care Community Physicians & Dentists Colleges & Schools Clerical & Office 0% 2% 4% 6% 8% 10% 12% 14% 16% *Excludes alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment Dedicated to effective claims management and returning injured workers to wellness Healthcare Related Non-Healthcare 9/30/2021 Top 10 Classes of Business by Payroll Exposure (Traditional Business*)

ProAssurance Investor Briefing | November 2021 11 Segregated Portfolio Cell Reinsurance ProAssurance  Fronting Arrangement Agency Group or Association establishes/funds a cell Underwriting Claims Administration Risk Management Reinsurance Audit Asset Management Services + Cell Rental Fees + Participation in profits/losses of carefully selected cells Fee Income to PRA • HCPL and workers’ compensation captive insurance solutions provided through Inova Re (Cayman Islands) • SPCs are a high ROE product with favorable retention results • Low capital requirement • Strategic partnerships with select independent agencies looking to manage controllable expenses • Alternative market solutions are in high demand • Value-added risk management services and claims/underwriting expertise Inova Re Services As of 9/30/2021 • Gross premiums written: $56.5M o Workers’ Compensation Insurance: $49.4M o Healthcare Professional Liability: $7.1M • 27 active cells (3 inactive) Individually capitalized cells (companies) exist  within the Inova Re structure. Assets of each are  segregated from others. ProAssurance/Eastern participates in select cells

ProAssurance Investor Briefing | November 2021 12 Lloyd’s of London Syndicates ProAssurance Funds at Lloyd’s (FAL) $72.5 Million 1 Property Insurance (All Other - Mainly US) 30% Casualty (Mainly US) 22% Catastrophe Reinsurance (Excess of Loss) 14% Specialty 13% Facility (US) 7% General Liability (US) 5% Contingency 4% All Other Reinsurance (Mainly US) 4% Dale Underwriting Partners Independent, Owner‐Managed Syndicate at Lloyd’s Syndicate 1729 6131 PRA Participation 5% 50% PRA share of  2021  Underwriting  Capacity $12M $14M • Opportunity to invest alongside a recognized leader in Duncan Dale • Lloyd’s provides universal distribution and licensures • Westernization of international healthcare professional liability provides  opportunities in new markets 1 Comprised of investment securities, cash, and cash equivalents deposited with Lloyd's as of 9/30/2021. Subject to rounding Premium percentages reflect 100% of the Syndicates’ premiums written, and not solely ProAssurance’s participation.

ProAssurance Investor Briefing | November 2021 13 Specialty P&C 65% Workers' Comp 31% Standard Physicians 30% ($239.5M) Specialty 16% ($125.1M) Small Business Unit 11% ($84.7M) Tail Coverages + Other 5% ($36.3M) Medical Technology Liability 4% ($29.9M) Segregated Portfolio Cell Reinsurance 7% ($56.5M) Workers' Compensation Insurance 24% ($194.8M) Lloyd's 4% ($31.7M) Specialty P&C 89% Workers'  Comp 11% Standard Physicians 47% Specialty 15% Medical Technology Liability 1% Tail Coverages + Reinsurance 1% Small Business Unit 25% Segregated Portfolio Cell Reinsurance 2% Workers' Compensation Insurance 9% Premium allocated by line does not reflect inter-segment eliminations, and thus will not agree to total 2021 gross premiums written Consolidated Premiums, Policyholders & Distribution for 2021 Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 76% 100% 100% 100% Direct 24% -- -- -- YTD 2021 Gross Premium: $741.9M Inforce 2021 Policyholder Count: 126,013* All Data as of 9/30/2021, subject to rounding *Excludes Lloyd’s of London

ProAssurance Investor Briefing | November 2021 14 • ProAssurance is recognized for our financial strength by top rating agencies • We maintain a balance sheet that ensures stability and security for our customers • Our conservative reserving philosophy enables success over the insurance cycles Financial Ratings & Balance Sheet Highlights Balance Sheet Highlights 9/30/2021 Total Assets $6,327,268 Total Investments $4,824,125 Net Loss Reserves $3,632,686 Total Debt (less Issuance Costs) $424,758 Shareholders’ Equity $1,423,102 Book Value per Share $26.36 Rating Agency Financial Strength Rating Date AM Best “A”1 3/23/2021 Fitch* “A-”2 10/29/2021 Moody’s “A3” 10/7/2020 $ in thousands, except per share data 1 ProAssurance Group only – AM Best assigns a rating of “A‐” (excellent) to NORCAL Group 2 Excludes NORCAL Group, which has not yet been rated by Fitch All financial rating information is available on our website: https://investor.proassurance.com/financial‐information/financial‐ratings/default.aspx

ProAssurance Investor Briefing | November 2021 15 • $425 million debt at 9/30/2021 o Includes $176 million of Contribution Certificates related to NORCAL acquisition o $250 million 10-year notes due 11/15/2023  5.30% Coupon • $250 million revolving credit facility, $50 million "accordion" option o At 9/30/2021, there were no outstanding borrowings ProAssurance Leverage Update Ten-Year Premiums to EquityTen-Year Debt to Capital • Our minimum target is 0.75:1 • Committed to enhancing shareholder value through effective capital management o Retaining capital needed as the market turns, and supporting current loss reserve estimates Financial Leverage Operating Leverage 2% 5% 9% 10% 15% 20% 21% 16% 16% 16% 23% $- $0.8 $1.6 $2.4 YTD 2021 2020201920182017201620152014201320122011 $ in billions Debt Capital Debt to Capital 0.3 0.2 0.2 0.4 0.4 0.5 0.5 0.5 0.6 0.6 0.6 $- $0.8 $1.6 $2.4 YTD 2021 2020201920182017201620152014201320122011 $ in billions Net Premiums Written Equity Premiums to Equity

ProAssurance Investor Briefing | November 2021 16 Corporate 50% Asset Backed 29% State & Muni 13% Govt & Agency 7% Fixed Trading 1% • We maintain a conservative, highly-liquid investment philosophy • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles Fixed Income 82% Equities & Equity Substitutes 13% Short Term (excluding cash) 3% BOLI 2% Investment Philosophy & Portfolio Overall Portfolio $4.82 Billion Fixed Income Portfolio $3.95 Billion 9/30/2021 Subject to rounding Details of our entire investment portfolio are available on our website at Investor.ProAssurance.com/CustomPage/Index?KeyGenPage=305596 30% 14% 9%8% 8% 7% 6% 6% 6% 3% 3% Fixed Maturity Securities Quality AAA A A+ BBB+ Below Investment Grade or Not Rated BBB A‐ AA‐ AA AA+ BBB‐

ProAssurance Investor Briefing | November 2021 17 COVID-19 and the Markets We Serve • Healthcare Professional Liability (HCPL) ◦ Primary exposures in broader markets: misdiagnoses, complications from delayed elective procedures, and failure to prevent infection in Senior Care settings  May be mitigated by support at state and federal levels for liability immunity for healthcare professionals doing their best in extraordinary circumstances ◦ Pre-tax $10 million IBNR reserve for COVID-19 established in the second quarter of 2020 ◦ Recognized $1 million of related favorable development in the third quarter of 2021 ◦ Claims frequency reduction observed in 2020 has continued into 2021 • Workers’ Compensation Insurance ◦ Primary exposures in broader markets: healthcare professionals ◦ Secondary exposures: fatigued workers ◦ The majority of workers showing viral symptoms are able to return to work after one or two weeks ◦ Claim activity rising as workers return to full employment after a prolonged hiatus ◦ Labor shortage driving worker fatigue and alternative work arrangement risks ◦ Lack of robust training programs • Segregated Portfolio Cell Reinsurance (SPCR) ◦ Primary exposures in broader markets: consistent with HCPL and Workers’ Compensation, on a smaller scale  SPCR business is ceded from the HCPL and Workers’ Compensation Insurance segments • Lloyd’s of London ◦ Primary exposures in broader markets: event cancellation, business interruption ◦ Most business interruption policies specifically exclude pandemics and other market-wide triggers. ◦ We have significantly reduced our participation at the Lloyd’s on London Syndicates over the past two years. For more details, and for policyholder resources, visit our dedicated websites: ProAssurance.com/Covid‐19/ and EasternAlliance.com/Coronavirus_and_Workers_Comp/

Why We Will Be Successful

ProAssurance Investor Briefing | November 2021 19 A Foundation in Excellence “From our earliest days,  we have operated with a  strategy both responsive  to near‐term challenges  and proactive to  long‐term opportunity.” ‐Ned Rand President & CEO Superior brand identity and reputation in the market Specialization •Deep expertise and commitment to our customers throughout the insurance cycles enable us  to outperform our peers over time Experienced & Collaborative Leadership •Average executive leadership tenure of 19 years with PRA or subsidiaries History of Successful M&A •Selective M&A with best‐in‐class partners, and nearly 20 transactions in our 45 year  history Scope & Scale •Regional hubs combined with local knowledge of market dynamics and regulatory  environments

ProAssurance Investor Briefing | November 2021 20 In 2020, We… Fo cu se d  on  U nd er w rit in g • Specialty Property & Casualty: o Completed the re‐underwriting of our HCPL Specialty book of business o Enhanced organizational structure and leadership  Added new Senior Executive underwriting and actuarial leaders to our existing, experienced organization  Established interdepartmental participation in complex and large account underwriting  Delivered an enhanced HCPL underwriting structure focused on Standard Physicians and HCPL Specialty  business  Launched the Innovative Specialty Team to efficiently deliver our Small Business products o Implemented disciplined state strategy process for HCPL o Reduced exposure to volatile product lines, which have had an outsized effect on recent results  Impact of re‐underwriting and enhanced risk selection on volatile classes: • Year‐over‐year, Senior Care premium levels reduced by 82%, and Correctional Healthcare premium levels  reduced by 52% o Reduced current accident year net loss ratio for the year ended December 31, 2020 by 6.3 percentage points  compared to year‐end 2019* as a result of re‐underwriting efforts • Workers’ Compensation Insurance: o Strong underwriting leadership with average management team tenure of over twenty years o Demonstrated ability to underwrite profitably throughout the evolving insurance and economic cycles o Rural underwriting strategy mitigated exposure to COVID‐19 claims as compared to larger metro areas All data as of 12/31/2020 *Excludes effects of the large national healthcare account (see previous disclosures) in 2019 and 2020, and the pre-tax $10M IBNR COVID-19 reserve in 2Q of 2020 We seek constantly to be more efficient and effective as an organization  Here’s how we’re doing it

ProAssurance Investor Briefing | November 2021 21 In 2020, We… • Specialty Property & Casualty o Achieved renewal rate gains outpacing severity o Improved product structure, terms, and conditions for complex risks o Secured average renewal pricing increases of:  +10% in Specialty in 4Q, +15% full year 2020  +10% in Standard Physicians in 4Q, +11% full year 2020 • Workers’ Compensation Insurance o Maintained profitable pricing levels in a soft Workers’ Compensation Insurance market o Achieved average renewal pricing decrease of 4% in both 4Q and the full year 2020 in a competitive marketplace All data as of 12/31/2020 Ac hi ev ed  S tr on g  Ra te  G ai ns We seek constantly to be more efficient and effective as an organization  Here’s how we’re doing it

ProAssurance Investor Briefing | November 2021 22 In 2020, We… • Implemented adjustments to our business model, including regional operating structure and staffing assignments o Streamlined organizational structure by reducing number of field offices by 50% in Specialty P&C (since July 2019)  Executed a “spans and layers” overhaul to create a four‐region structure, leveraging regional expertise and promoting  collaboration, with beneficial effects to policyholder and shareholder value creation. Added fifth region upon closure of  NORCAL acquisition.  Demarcated healthcare professional liability into Standard Physicians, Specialty Healthcare, and the Innovative Specialty  Team, with specialized talent in each  Restructured or terminated underperforming technology partnerships with vendors o In the third quarter of 2020, the Workers’ Compensation Insurance segment:  Repositioned from five regions to three for more effective management of underwriting, risk management, and claims  processing while maintaining our local service teams  Integrated small business and underwriting support functions into one unit for each with dedicated leadership, improving  submission turnaround time while continuing our individual account underwriting philosophy  Realigned our previously stand‐alone captive team into our regional structure to improve accountability  Streamlined marketing operations to extend more agency management responsibilities to decision makers in the  underwriting process • Made use of technology to streamline operations and eliminate redundancies • Achieved approximately $22 million in expected pro‐forma annual expense reductions as compared to 2019 o $16 million in Specialty P&C o $5 million in Workers’ Compensation Insurance o $1 million in Corporate St re ng th en ed  O ur  O pe ra tio na l  St ru ct ur e We seek constantly to be more efficient and effective as an organization  Here’s how we’re doing it

ProAssurance Investor Briefing | November 2021 23 To date in 2021… W e  co nt in ue  to  e xe cu te  o ur   co m pr eh en siv e  st ra te gy We seek constantly to be more efficient and effective as an organization  Here’s how we’re doing it *NAIC Data †NAIC before purchase accounting All data as of 9/30/2021 • Specialty Property & Casualty: o Closed our acquisition of the NORCAL Group  Added ~$300 million* of business to our Standard Physicians line  Added ~$1.6 billion† to our investment portfolio  Expands market share in profitable territories o Reduced our combined ratio by 20.6 points YTD  Reflects improvement in both the net loss ratio and expense ratio o Improved retention in all lines of business YTD o Secured average renewal rate increases of 8% YTD (9% in the quarter)   Standard Physicians: 9% YTD (9% in the quarter)  Specialty Healthcare: 11% YTD (13% in the quarter) • Workers’ Compensation Insurance: o Reduced our expense ratio by 1.6 points YTD (3.2 points in the quarter)  Reduced general expenses by 9.6% YTD o Closed 12.2% of 2020 and prior claims during the third quarter o Closed over 99% and 82% of all 2020 and 2021 reported COVID claims, respectively o Despite an increase in claim activity in our small book of business during the third quarter, overall frequency continues to be  below pre‐pandemic levels and the lowest in ten years, with the exception of accident year 2020

ProAssurance Investor Briefing | November 2021 24 Cyclicality in Insurance Loss Trends Decelerate Market Softens Loss Trends Accelerate Market Hardens CatalystAvailability crisis Mergers & acquisitions Tort reform Competitors withdraw Underwriting criteria tightens Prices increase Pricing outpaces losses Combined ratios improve Favorable reserve development Competitors enter the market Prices decrease Underwriting criteria loosens Losses outpace pricing Combined ratios worsen Unfavorable reserve development For over forty years, ProAssurance and its  predecessors  have successfully navigated  the peaks and valleys  of the long cycles characteristic  of our businesses.

Strategic  Update

ProAssurance Investor Briefing | November 2021 26 Physicians $647.3M Other HCP $98.3M Hospitals $46.2M Facilities $4.3M Physicians $299.5M Other HCP $89.4M Hospitals $45.8M Facilities $1.5M Physicians $347.8M Other HCP $8.9M Hospitals $0.4M Facilities $2.8M Source: 2020 NAIC filings for all MPL lines, figures subject to rounding $436.7M $359.8M $796.1M2020 DPW: Acquisition Created the #3 HCPL Insurer in the U.S.

ProAssurance Investor Briefing | November 2021 27 Combination with NORCAL Creates the #3 HCPL Insurer in the U.S. Source: 2020 NAIC filings for all MPL lines Top Ten Market Share by DPW ($ in millions) • Ability to attract and retain key talent • Specialized products focused on healthcare professionals • Competitive pricing through lower costs • Claim efficiencies and disciplined underwriting • NORCAL target market complements ProAssurance’s existing HCPL footprint, especially in the California market • NORCAL has a consistent track record of new business generation and very high retention rates Note: PRA premiums only reflect MPL business, as of 2020 1 Pro forma for the merger of TDC and Hospitals Ins. (closed in 2019) $1,714  16.3% $962 1 9.2% $796  7.6% $609  5.8% $523  5.0% $436  4.2% $425  4.0% $369  3.5% $360  3.4% $263  2.5% $170  1.6%  $‐  $200  $400  $600  $800  $1,000  $1,200  $1,400  $1,600  $1,800  $2,000

ProAssurance Investor Briefing | November 2021 28 MPL Market Position Ranked in Top 3 (17 States, 7 new) Alabama Alaska Arizona California Delaware Illinois Indiana Kentucky Maryland Michigan Nevada Pennsylvania Tennessee Texas West Virginia Wisconsin Washington DC Ranked in Top Ten (29 states) Arkansas Connecticut Florida Georgia Hawaii Idaho Iowa Kansas Louisiana Maine Massachusetts Minnesota Mississippi Missouri Montana Nebraska New Hampshire New Jersey New Mexico New York North Carolina Ohio Oklahoma Oregon Rhode Island South Carolina Utah Virginia Wyoming Outside Top Ten Source: 2020 NAIC filings for all MPL Lines ProAssurance + NORCAL Competitive Position

ProAssurance Investor Briefing | November 2021 29 Overview of NORCAL Insurance Company NORCAL Overview NORCAL Brands • NORCAL is one of the leading providers of medical professional insurance companies in the country with ~33,000 insured physicians • Created during California’s medical malpractice crisis in 1975, NORCAL has been committed to healthcare providers and their insurance needs for 46 years • Licensed in 49 states and D.C., with the ability to write in New York through PPM RRG • Headquartered in San Francisco, CA with four regional offices (FL, KS, PA & TX) MPL Premiums Written By Geography MPL Premiums By Line of Business Total 2020 DPW: $359.9M Data as of 12/31/2020 Source: Company website, 2020 NAIC filings for all MPL lines Physicians $347.8M Other HCP $8.9M Hospitals $0.4M Facilities $2.8M CA 29.9% FL 12.3% PA 9.4% IL 10.6% TX 5.2% Other 32.5% Established in 1975 as a policyholder-owned and physician directed medical professional liability insurance carrier. Upon demutualization, became NORCAL Insurance Company Surplus lines carrier, focusing on providing flexible coverage options that address the unique needs of complex accounts PPM is the only anesthesia-specific medical professional liability insurance carrier in the nation. Established in 1987, PPM insures anesthesiologists in 40 states

ProAssurance Investor Briefing | November 2021 30 Enhanced Scale and Capabilities1 • Positions company as #3 writer of MPL insurance in the industry • Enhances ProAssurance’s HCPL business: adds additional scale, capabilities and strong California presence • Ability to underwrite larger risks from integrated systems with national footprint Conservatively Priced and Financed Transaction3 • Attractive purchase price; modest impact to tangible book value per share • Additional consideration contingent on favorable reserve development relative to our expectation • Funded with a combination of cash on hand and contribution certificates Value Creation for Customers and All Key Stakeholders4 • Scaled platform to produce strong results driven by disciplined underwriting • Clear path to achieving identified expense synergies • Facilitates EPS and ROE accretive transaction as results / synergies are phased-in, with meaningful accretion thereafter Strong Strategic Alignment and Rationale5 • A shared commitment to the HCPL industry, provision of affordable coverage and the defense of physicians • Best in class talent supporting true nationwide platform • Adds attractive customer base and distribution at a time when the HCPL market is beginning to harden Product, Customer, & Geographic Diversification2 • Premier HCPL insurer with nationwide presence • Expanded product capabilities with broader geographic scale and efficiencies to address varying client needs (e.g. SPC / ART) • High touch model that drives retention using common distribution channels ProAssurance + NORCAL = A Stronger, Better Positioned HCPL Specialty Insurer

ProAssurance Investor Briefing | November 2021 31 • Build a true national platform and enhance state market leadership • Provide best in class service • Improve overall business quality and profitability • Improve bench strength by retaining the best talent • Establish an effective regional/field operating matrix • Enhance our data advantage • Drive a high performing, unified culture Integration Goals & Objectives

ProAssurance Investor Briefing | November 2021 32 HCPL Regional Structure Note: Overland Park, KS is PPM Office Regional Office Satellite Office Five Regions Northeast Mechanicsburg, PA (Hub) Midwest Greenwood, IN (Hub) Okemos, MI Madison, WI Southeast Birmingham, AL (Hub) Jacksonville, FL Mobile, AL Southwest Austin, TX (Hub) West San Francisco, CA (Hub)

ProAssurance Investor Briefing | November 2021 33 ProAssurance’s Proven History of Successful Acquisitions & 1995 Acquisition 1996 Acquisition OHiC 1994 Acquisition 1998 Demutualization/Merger Forms ProNational 1995 Acquisitions 1996 Acquisition 1999 Acquisition 2004 Hospital Renewal Rights Purchase 2005 Acquisition 2006 Acquisition 2008 Acquisition 2008 Acquisition 2009 Acquisition 2010 Acquisition 2012 Acquisition 2013 Acquisition 2014 Acquisition & 2001 ProNational & Medical Assurance Merge to Form ProAssurance 2021 Acquisition

Appendix

ProAssurance Investor Briefing | November 2021 35 Income Statement Highlights (9/30/21) Three Months Ended Nine Months Ended September 30 2021 2020 2021 2020 Gross Premiums Written $ 308.7 $ 245.1 $ 741.9 $ 692.6 Net Premiums Earned $ 272.2 $ 194.6 $ 698.6 $ 605.7 Net Investment Result $ 34.5 $ 21.8 $ 85.7 $ 33.8 Net Realized Investment Gains (Losses) $ 0.5 $ 8.8 $ 20.2 $ 0.2 Total Revenues $ 309.7 $ 226.9 $ 811.3 $ 645.3 Net Losses and Loss Adjustment Expenses $ 223.4 $ 145.6 $ 555.0 $ 521.4 Underwriting, Policy Acquisition & Operating Expenses $ 66.8 $ 59.4 $ 200.5 $ 180.2 Gain on bargain burchase $ — $ — $ 74.4 $ — Net Income (Loss) (Includes Realized Investment Gains & Losses) $ 12.2 $ (150.0) $ 112.0 $ (190.0) Non-GAAP Operating Income (Loss) $ 13.8 $ 2.6 $ 42.5 $ (31.0) Non-GAAP Operating Income (Loss) per Diluted Share $ 0.25 $ 0.05 $ 0.79 $ (0.58) In millions, except per share data | Subject to rounding

ProAssurance Investor Briefing | November 2021 36 Corporate Segment Financial Highlights (9/30/21) Three Months Ended Nine Months Ended September 30 2021 2020 2021 2020 Net investment income $ 18.7 $ 15.7 $ 49.4 $ 51.8 Equity in earnings (loss) of unconsolidated subsidiaries $ 15.2 $ 4.9 $ 34.0 $ (22.1) Net realized investment gains (losses) $ 0.3 $ 6.9 $ 17.4 $ (1.8) Operating expenses $ 6.9 $ 5.0 $ 19.1 $ 17.6 Interest expense $ 5.8 $ 3.9 $ 14.2 $ 11.7 Income tax expense / (benefit) $ 0.2 $ 2.1 $ 1.4 $ (48.6) Segment results $ 22.8 $ 17.1 $ 70.0 $ 48.9 In millions | Subject to rounding

ProAssurance Investor Briefing | November 2021 37 Current Accident Year Net Loss Ratio 90.0% 89.8% 89.7% 107.9 % Effect of Prior Accident Year Reserve Development (3.4%) (2.4%) (4.1%) (5.7%) Net Loss Ratio 86.6% 87.4% 85.6% 102.2 % Underwriting Expense Ratio 17.7% 23.8% 18.7% 22.7 % Combined Ratio 104.3% 111.2% 104.3% 124.9 % Specialty P&C Financial Highlights (9/30/21) Three Months Ended Nine Months Ended September 30 2021 2020 2021 2020 Gross Premiums Written $ 235.1 $ 158.3 $ 515.4 $ 420.7 Net Premiums Earned $ 203.7 $ 117.8 $ 488.0 $ 365.3 Total Revenues $ 204.6 $ 118.6 $ 490.8 $ 368.8 Net Losses & Loss Adjustment Expenses $ (176.5) $ (103.0) $ (417.9) $ (373.4) Underwriting, Policy Acquisition & Operating Expenses $ (36.1) $ (28.1) $ (91.4) $ (82.9) Segment Results $ (8.1) $ (12.5) $ (18.5) $ (87.5) In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | November 2021 38 Workers’ Compensation Insurance Financial Highlights (9/30/21) Three Months Ended Nine Months Ended September 30 2021 2020 2021 2020 Gross Premiums Written $ 64.6 $ 63.0 $ 194.8 $ 199.4 Net Premiums Earned $ 42.2 $ 42.5 $ 122.9 $ 129.4 Total Revenues $ 42.7 $ 43.0 $ 124.6 $ 131.2 Net Losses & Loss Adjustment Expenses $ (31.4) $ (26.5) $ (85.3) $ (84.6) Underwriting, Policy Acquisition & Operating Expenses $ (13.5) $ (15.0) $ (38.5) $ (42.6) Segment Results $ (2.2) $ 1.5 $ 0.8 $ 3.9 Current Accident Year Net Loss Ratio 77.8% 66.9% 74.0% 69.2 % Effect of Prior Accident Year Reserve Development (3.5%) (4.7%) (4.6%) (3.8%) Net Loss Ratio 74.3% 62.2% 69.4% 65.4 % Underwriting Expense Ratio 32.0% 35.2% 31.3% 32.9 % Combined Ratio 106.3% 97.4% 100.7% 98.3 % In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | November 2021 39 Segregated Portfolio Cell Reinsurance Financial Highlights (9/30/21) Three Months Ended Nine Months Ended September 30 2021 2020 2021 2020 Gross Premiums Written $ 15,244 $ 15,933 $ 56,455 $ 58,068 Net Premiums Earned $ 15,344 $ 16,052 $ 47,500 $ 49,780 Net Investment Income $ 193 $ 273 $ 620 $ 832 Net Realized Gains (Losses) $ 204 $ 1,495 $ 2,772 $ 894 Other Income (Loss) $ — $ 12 $ 2 $ 203 Net Losses & Loss Adjustment Expenses $ (8,693) $ (6,858) $ (26,560) $ (23,890) Underwriting, Policy Acquisition & Operating Expenses $ (4,758) $ (5,036) $ (15,078) $ (15,474) SPC U.S. Federal Income Tax Expense $ (431) $ (871) $ (1,291) $ (1,573) SPC Net Results $ 1,859 $ 5,067 $ 7,965 $ 10,772 Segregated Portfolio Cell Dividend (Expense)/Income $ (1,320) $ (3,854) $ (5,926) $ (7,988) Segment Results $ 539 $ 1,213 $ 2,039 $ 2,784 In thousands, except ratios | Subject to rounding Current Accident Year Net Loss Ratio 67.2% 67.3% 66.3% 63.3 % Effect of Prior Accident Year Reserve Development (10.5%) (24.6%) (10.4%) (15.3%) Net Loss Ratio 56.7% 42.7% 55.9% 48.0 % Underwriting Expense Ratio 31.0% 31.4% 31.7% 31.1 % Combined Ratio 87.7% 74.1% 87.6% 79.1%

ProAssurance Investor Briefing | November 2021 40 Lloyd’s Segment Financial Highlights (9/30/21) Three Months Ended Nine Months Ended September 30 2021 2020 2021 2020 Gross Premiums Written $ 9.0 $ 23.9 $ 31.7 $ 72.4 Net Premiums Earned $ 11.0 $ 18.1 $ 40.3 $ 61.2 Total Revenues $ 11.7 $ 20.0 $ 42.8 $ 65.7 Net Losses & Loss Adjustment Expenses $ (6.8) $ (9.3) $ (25.3) $ (39.4) Underwriting, Policy Acquisition & Operating Expenses $ (3.9) $ (6.9) $ (15.2) $ (23.4) Segment Results $ 0.9 $ 3.7 $ 2.3 $ 3.0 Current Accident Year Net Loss Ratio 50.4% 65.9% 54.5% 66.5 % Effect of Prior Accident Year Reserve Development 12.1% (14.5%) 8.2% (2.1%) Net Loss Ratio 62.5% 51.4% 62.7% 64.4 % Underwriting Expense Ratio 35.7% 38.2% 37.8% 38.2 % Combined Ratio 98.2% 89.6% 100.5% 102.6 % In millions, except ratios | Subject to rounding

ProAssurance Investor Briefing | November 2021 41 Subject to rounding (1) All other reinsurance arrangements primarily represent alternative market business ceded under a 100% quota share reinsurance agreement, net of a ceding commission, to SPCs in our Segregated Portfolio Cell Reinsurance segment. (2) All other reinsurance arrangements includes alternative market premium, net of reinsurance, which all or a portion of the premium is ceded to certain SPCs in our Segregated Portfolio Cell Reinsurance segment. (3) All Lloyd’s reinsurance premium is shown in the “all other reinsurance arrangements” line. (4) Includes $1.8 million contributed by NORCAL since the date of acquisition. The NORCAL premium related almost entirely to an increase in our estimate of premiums owed to reinsurers due to premium in excess of the deposit ceded premium under NORCAL's excess of loss reinsurance arrangement and, to a lesser extent, premium related to cyber liability coverages. See our filed form 10-Q for more details. Ceded Premiums Written (9/30/21) ($ in millions) Specialty P&C Workers’ Compensation Insurance (1) Segregated Portfolio Cell Reinsurance Lloyd’s (3) HCPL including Podiatry(2) Products Lawyers 9/30/21 9/30/20 9/30/21 9/30/20 9/30/21 9/30/20 9/30/21 9/30/20 9/30/21 9/30/20 9/30/21 9/30/20 Gross premiums written $ 462.2 $ 372.2 $ 30.5 $ 26.3 $ 22.7 $ 22.2 $ 194.8 $ 199.4 $ 56.5 $ 58.1 $ 31.7 $ 72.4 Ceded premiums written(4) 39.2 51.1 7.5 8.1 1.4 2.1 60.4 64.1 6.8 6.8 5.6 13.2 Net premiums written $ 423.0 $ 321.1 $ 23.0 $ 18.2 $ 21.3 $ 20.1 $ 134.4 $ 135.3 $ 49.7 $ 51.3 $ 26.1 $ 59.2 Ceded Premium Components: Primary reinsurance arrangement, current accident year $ 14.3 $ 16.3 $ 7.5 $ 8.1 $ 1.4 $ 2.1 $ 8.5 $ 9.0 $ 6.8 $ 6.8 $ — $ — All other reinsurance arrangements 24.9 34.8 — — — — 52.5 54.9 — — 5.6 13.2 Ceded premiums, current accident year 39.2 51.1 7.5 8.1 1.4 2.1 61.0 63.9 6.8 6.8 5.6 13.2 Reduction in premiums owed under reinsurance agreements — — — — — — (0.6) 0.2 — — — — Total ceded premiums written, current accident year $ 39.2 $ 51.1 $ 7.5 $ 8.1 $ 1.4 $ 2.1 $ 60.4 $ 64.1 $ 6.8 $ 6.8 $ 5.6 $ 13.2 Ceded premiums ratio, current accident year 8.5% 13.7% 24.6% 30.8% 6.0% 9.7% 31.3% 32.0% 12.0% 11.7% 17.7% 18.2%

ProAssurance Investor Briefing | November 2021 42 Investment Strategy and 2021 Outlook • Duration management remains paramount ◦ We will not extend duration in search of incremental yield • Optimizing our allocations for better risk-adjusted returns ◦ Ensures non-correlation of returns • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Ongoing analysis of holdings to ensure lasting quality and profitability • Re-balancing NORCAL investment portfolio to align with ProAssurance allocations

ProAssurance Investor Briefing | November 2021 43 ($ in millions) 9/30/2021 9/30/2020 Change Net Investment Income Fixed maturities $ 53,969 $ 52,863 $ 1,106 Equities 1,790 3,598 (1,808) Short-term investments including Other 1,539 2,386 (847) BOLI 1,752 1,568 184 Investment fees and expenses (7,337) (4,538) (2,799) Net investment income 51,713 55,877 (4,164) Equity in Earnings (Loss) of Unconsolidated Subsidiaries All other investments, primarily investment fund LPs/LLCs 45,489 (6,093) 51,582 Tax credit partnerships (11,530) (15,972) 4,442 Equity in earnings (loss) 33,959 (22,065) 56,024 Net investment result $ 85,672 $ 33,812 $ 51,860 YTD 2021 Net Investment Result • Income from fixed maturities is up due to higher average investment balances primarily due to the addition of $1.61B of investments acquired through the NORCAL acquisition partially offset by lower yields from our corporate debt securities. • Income from equities is lower due to the reallocation in our mix of securities within this asset category. • Average income yield is 2.2% (2.2% tax equivalent) for 2021 and 3.1% (3.2% tax equivalent) for the same period of 2020. • Equity in earnings (loss) results are due to higher reported earnings from our LPs/LLC, and the prior year effect of the disruption in global financial markets during the 2020 due to COVID-19. As part of the NORCAL transaction, we acquired interests in four LPs; these investments contributed $0.4M to our results during the third quarter. • Net investment income also includes $7.8M of income earned from investments acquired from NORCAL. Excluding Capital Gains / (Losses)

ProAssurance Investor Briefing | November 2021 44 ProAssurance Recent Investment Performance Contribution to Returns 2017-2021 / PRA vs Benchmarks 2021 2020 2019 2018 2017 % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark % of Assets PRA Benchmark Core Fixed 82% 0.25% -0.18% 80% 3.94% 3.82% 67% 3.92% 4.14% 67% 1.08% 0.75% 72% 2.33% 2.24% Alternative Fixed 9% 0.52% 0.32% 10% 0.57% 0.40% 12% 0.97% 0.89% 12% 0.09% 0.02% 11% 0.58% 0.46% Tax Credits 1% 0.00% -0.01% 1% 0.03% 0.08% 2% 0.10% 0.12% 3% 0.16% 0.03% 3% 0.09% 0.09% Private Equity 3% 0.64% 1.20% 4% 0.46% 0.40% 3% -0.03% 0.27% 3% 0.55% 0.48% 3% 0.59% 0.59% Equity 3% 0.12% 0.18% 2% -0.03% -1.18% 9% 1.85% 2.07% 9% -0.50% -0.65% 9% 0.96% 1.01% Real Estate 1% 0.13% 0.04% 1% 0.08% 0.02% 1% 0.06% 0.06% 1% 0.19% 0.09% 1% 0.07% 0.07% Other 1% 0.06% -0.05% 2% -0.19% -0.03% 6% 0.45% 0.30% 5% 0.08% -0.07% 1% 0.31% 0.25% Total 1.72% 1.50% 4.86% 3.51% 7.32% 7.86% 1.64% 0.65% 4.95% 4.72% Total Portfolio Outperformance 0.22% 1.35% -0.54% 0.99% 0.23% 0% 2% 4% 6% 8% 2021 2020 2019 2018 2017 PRA Performance Over Benchmark PRA Benchmark As of 9/30/2020. Management reporting item which is ‘tax equivalent,’ unaudited, and non GIPS, may not equal 100% due to rounding

ProAssurance Investor Briefing | November 2021 45 Change in Capital: 2011 ‒ 3Q 2021 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Beginning Equity* $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,523 $1,512 $1,349 Cumulative-effect adjustments — — — — — — 149 8,334 (444) (4,076) — Employee Stock Transactions 6,167 7,780 9,261 11,246 8,221 12,857 8,058 2,368 1,154 3,600 3,726 Earnings 287,096 275,470 297,523 196,565 116,197 151,081 107,264 47,057 1,004 (175,727)1 111,9842 Dividends (15,269) (192,466) (64,777) (220,464) (119,866) (315,028) (316,890) (94,314) (66,669) (24,772) (8,098) Treasury Stock (20,317) — (32,054) (222,360) (169,793) (2,106) — — — — — Unrealized G/L 50,913 15,343 (85,719) (1,457) (34,349) (6,456) (2,488) (35,238) 53,866 38,272 (33,720) Total Equity* $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,523 $1,512 $1,349 $1,423 1. 2020 earnings includes a pre-tax net underwriting loss of $45.7 million associated with a large national healthcare account tail policy and a pre-tax $10 million IBNR pandemic-related reserve, both of which were recorded in 2Q 2020, and a $161 million goodwill impairment charge recorded in 3Q 2020. 2. 2021 earnings includes $74.4 million gain on bargain purchase related to closing the acquisition of NORCAL * Equity shown in millions; all other data shown in thousands

ProAssurance Investor Briefing | November 2021 46 Utilities /Energy 10% Non US Sovrgn & Gov't 2% Basic Materials 3% Other 3% Technology 5% Communications 8% Consumer Oriented 23% Financials 40% Industrials 8% 9/30/2021 Subject to Rounding ProAssurance Portfolio Detail Corporate: $2.0 Billion (50% of Fixed Assets / 41% of Invested Assets) Weighted Average Rating: BBB+ Cash/Equities/Bonds 91% LPs (Secondary Liquidity) 7% HFs/Privates 30‐90 DAYS 1% BOLI SIX MONTHS 2% Sources of Liquidity

ProAssurance Investor Briefing | November 2021 47 9/30/2021 Subject to rounding ProAssurance Portfolio Detail: Asset Backed Weighted Average Rating: “AA” Asset-Backed Securities: $1.2 Billion (30% of Fixed Income / 24% of Invested Assets) RMBS 40% Student Loans 2% Auto 9% Credit Cards 1% CLOs 2% Other 29% CMBS 17%

ProAssurance Investor Briefing | November 2021 48 9/30/2021 Subject to rounding ProAssurance Portfolio Detail: Fixed-Trading Weighted Average Rating: “AA” Fixed Maturities: $45 Million (1% of Fixed Income / 1% of Invested Assets) All Fixed Trading Securities are owned by Lloyd’s Syndicate 1729 ABS & Other 2% Consumer Oriented 9% Financial 24% Government 53% Industrial 5% Technology 3% Utilities/Energy 5%

ProAssurance Investor Briefing | November 2021 49 General Obligation 16% Pre-refunded 5% Special Revenue 79% 9/30/2021 Subject to rounding ProAssurance Portfolio Detail: Municipals Municipals: $523 Million (13% of Fixed Income / 10% Invested Assets) Weighted Average Rating: AA Top 10 Municipal Holdings in millions New York City Transitional $14 New York, NY $11 Connecticut St Housing Fin Auth $10 Houston Tx Utility System Revenue $10 New York State Urban Development $9 Texas State A&M University Revenue $9 Illinois State Fin Authority Revenue $8 Oregon State $7 Regl Transprtn Auth Il $7 Miami-Dade Cnty Fl Water and Sewer $7

ProAssurance Investor Briefing | November 2021 50 9/30/2021 Subject to Rounding ProAssurance Portfolio: Equities & Other Common Equities 2% Private Equity 24% Private Credit 14% Real Estate LP 9% Other 1% Bond Funds 33% Convertible Bonds 16% Tax Credits 3% Equities & Other: $642 Million (13% of Invested Assets)

ProAssurance Investor Briefing | November 2021 51 Combined Tax Credits Portfolio Detail & Projections Year Capital Contributions GAAP Income/(Loss) from Operations, Disposition & Impairment Total Credits Tax Provision after Operating Losses/Impairments and Tax Credits Impact on Earnings 2021 $ 124,829 (15,555,614) (13,294,519) (16,561,198) 1,005,584 2022 $ 311,047 (7,447,141) (4,816,920) (6,380,821) (1,066,319) 2023 $ 51,338 (3,257,107) (167,210) (851,199) (2,405,908) 2024 $ 51,338 (1,910,214) (37,982) (439,128) (1,471,086) 2025 $ 41,159 (1,114,830) (22,205) (256,319) (858,511) 2026 $ 25,734 (154,259) (3,054) (35,449) (118,810) 2027 $ - 131,220 (79) 27,477 103,742 2028 $ - 4 - 1 3 This column represents our current estimated schedule of tax credits that we expect to receive from our tax credit partnerships. The actual  amounts of credits provided by the tax credit partnerships may prove to be different than our estimates. These tax credits are included in  our Tax Expense (Benefit) on our Income Statement (below the line) and result in a Tax Receivable (or a reduction to a Tax Liability) on our  Balance Sheet.

ProAssurance Investor Briefing | November 2021 52 Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions with investors. The primary Non-GAAP measure we reference is Non-GAAP operating income, a Non-GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating Non-GAAP operating income, we have excluded the after-tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe Non-GAAP operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. IMPORTANT SAFE HARBOR & NON-GAAP NOTICES

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